UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2021

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders held on May 5, 2021 (the “Annual Meeting”), the holders of common shares of Enbridge Inc. (the “Corporation”) voted on: (1) 11 nominated directors to be elected to the board of directors of the Corporation (the “Board”) to serve until the close of the Corporation’s next annual meeting of shareholders or until their respective successors have been elected; (2) the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board; and (3) an advisory vote on the Corporation’s approach to executive compensation (a “Say on Pay vote”). The items of business are further described in the Corporation’s management information circular (the “Circular”) filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 8, 2021.

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted on by the Corporation’s shareholders.

1.	Election of Directors

Each of the 11 nominees listed below was elected as Director of the Corporation to hold office until the close of the Corporation’s next annual meeting of shareholders or until his or her successor has been elected.

Name of Nominee	Votes For		Votes Withheld		Broker Non-Votes
	Number	Percent	Number	Percent	Number
Pamela L. Carter	1,026,735,952	88.92	127,933,337	11.08	155,611,179
Marcel R. Coutu	905,791,449	78.44	248,901,234	21.56	155,611,178
Susan M. Cunningham	1,124,263,081	97.36	30,429,609	2.64	155,611,178
Gregory L. Ebel	1,006,918,694	87.20	147,774,068	12.80	155,611,178
J. Herb England	1,097,733,764	95.07	56,958,919	4.93	155,611,178
Gregory J. Goff	1,123,154,409	97.27	31,537,352	2.73	155,612,179
V. Maureen Kempston Darkes	1,114,944,283	96.56	39,748,478	3.44	155,611,179
Teresa S. Madden	1,135,741,737	98.36	18,951,025	1.64	155,611,178
Al Monaco	1,135,429,123	98.33	19,263,639	1.67	155,611,178
Stephen S. Poloz	1,149,252,784	99.53	5,439,977	0.47	155,611,179
Dan C. Tutcher	1,133,684,995	98.18	21,006,767	1.82	155,612,178

2.	Appoint PricewaterhouseCoopers LLP as Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For		Votes Withheld		Broker Non-Votes
Number	Percent	Percent	Number	Number
1,232,319,286	94.63	69,917,012	5.37	8,067,642

3.	Advisory Vote on Executive Compensation

The shareholders accepted, on an advisory basis, the Corporation’s approach to executive compensation, as disclosed in the Circular.

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	Percent	Number	Percent	Number	Percent	Number
1,060,874,379	92.51	72,362,282	6.31	13,526,703	1.18	163,540,576

Item 8.01 Other Events.

On May 5, 2021, the Corporation issued a news release announcing the election of director voting results from the Annual Meeting. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	New Release dated May 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 6, 2021	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara Vice President & Corporate Secretary (Duly Authorized Officer)